UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☐	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant to § 240.14a-12.

FIRST TRUST REAL ASSETS FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

First Trust Real Assets Fund

Class A Shares (FTRDX)

Class I Shares (FTREX)

June 26, 2025

Dear Shareholder,

First Trust Real Assets Fund (the “Fund”) will hold a Special Meeting of Shareholders on July 24, 2025 at the offices of Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996 (the “Special Meeting”). The Special Meeting will be held at 10:00 a.m. Eastern Time. Formal notice of the Special Meeting appears on the next page and is followed by the Proxy Statement for the Special Meeting.

Shareholders of the Fund are being asked to approve a new investment sub-advisory agreement among the Fund, First Trust Capital Management L.P. (“First Trust” or the “Advisor”) and Sardis Group, LLC (“Sardis” or the “Sub-Adviser”) (the “New Sub-Advisory Agreement”), to replace the sub-advisory agreement with the Fund’s current sub-adviser, Angel Oak Capital Advisors, LLC (“Angel Oak”). First Trust will continue to serve as the Fund’s investment adviser. The Advisor recommends the retention of Sardis as the sub-adviser to the Fund because the principals of Sardis have extensive experience managing investment vehicles focused on the US structured credit and related markets, including sub-advising on the Fund previously when associated with Angel Oak. With respect to the portion of the Fund’s portfolio delegated to Sardis, Sardis will be responsible for developing and implementing the Fund’s investment program, managing the Fund’s investment portfolio, making decisions regarding the purchase and sale of investments for the Fund, and providing various administrative services to the Fund. There will be no increase in the Fund’s aggregate fees as a result of the appointment of Sardis as the sub-adviser of the Fund.

The close of business on June 16, 2025 has been fixed as the record date for the determination of shareholders entitled to receive notice of and to vote at the Special Meeting.

The Board of Trustees recommends that you vote FOR the approval of the proposal after carefully reviewing the enclosed materials.

Your vote is important.

The proposal is discussed in detail in the enclosed Proxy Statement. Upon completing your review, please take a moment to sign and return your proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from us reminding you to vote your shares. On behalf of the Board, we thank you for your continued investment in the Fund.

Sincerely,

/s/ Michael Peck
Michael Peck
President
First Trust Real Assets Fund

First Trust Real Assets Fund

Class A Shares (FTRDX)

Class I Shares (FTREX)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held July 24, 2025

To the Shareholders of First Trust Real Assets Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of First Trust Real Assets Fund, a Delaware statutory trust (the “Fund”), will be held at the offices of Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996 on July 24, 2025, at 10:00 a.m., Eastern Time.

The purpose of the Special Meeting is to consider and act upon the following proposal and to consider and act upon such other matters as may properly come before the Special Meeting and any adjournments thereof:

1. To approve a new sub-advisory agreement among the Fund, First Trust Capital Management L.P. (“First Trust”) and Sardis Group, LLC (the “Sub-Adviser” or “Sardis”) to replace the Fund’s current sub-adviser, Angel Oak Capital Advisors, LLC.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

Details regarding the proposal are more fully described in the enclosed proxy statement. The proxy statement is also available at www.FirstTrustCapital.com. The Fund’s annual and semi-annual reports to shareholders may be obtained by writing to the Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212, by calling the Fund toll-free at 1-877-779-1999 or by accessing the Fund’s website at www.FirstTrustCapital.com.

This proxy statement is expected to be mailed to shareholders on or about July 7, 2025. You have the right to receive notice of and to vote at the Special Meeting if you were a shareholder of record at the close of business on June 16, 2025. Whether or not you expect to be present in person at the Special Meeting, please sign the enclosed proxy and return it promptly in the self-addressed envelope provided. As a registered shareholder, you may also vote your proxy electronically by telephone or over the Internet by following the instructions included with your proxy card. Instructions are shown on the proxy card. In the event there are not sufficient votes for a quorum or to approve any of the foregoing proposals at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit further solicitation of proxies by the Fund.

By Order of the Board of Trustees,

Ann Mauer

Secretary

June 26, 2025

YOUR VOTE IS IMPORTANT

You can vote easily and quickly over the Internet, by toll-free telephone call, or by mail. Just follow the simple instructions that appear on your proxy card. Please help the Fund reduce the need to conduct telephone solicitation and/or follow-up mailings by voting today.

QUESTIONS AND ANSWERS

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote.

Question: Why am I receiving this proxy statement?

Answer: Since the Fund’s inception on May 2, 2022, First Trust Capital Management L.P. (formerly known as Vivaldi Asset Management, LLC), located at 225 West Wacker Drive, 21st Floor, Chicago, Illinois 60606, has served as the Fund’s investment adviser (“First Trust” or the “Advisor”). Subject to the general supervision of the Board, First Trust is responsible for managing the Fund in accordance with the Fund’s investment objective and policies described in the Fund’s current Prospectus. As the investment adviser, First Trust may delegate day-to-day portfolio management responsibilities to one or more sub-advisers and is responsible for making recommendations to the Fund’s Board of Trustees (the “Board”) with respect to hiring, termination and replacement of any sub-adviser of the Fund. Angel Oak Capital Advisors, LLC (“Angel Oak”), located at 3344 Peachtree Rd., Suite 1725, Atlanta, Georgia 30326, has served as the sub-adviser to the Fund since the Fund’s inception pursuant to a sub-advisory agreement among the Fund, First Trust and Angel Oak dated as of April 29, 2022 (the “Current Sub-Advisory Agreement”).

At a special meeting of the Board held on June 25, 2025, based on the recommendation by First Trust, the Board, including a majority of the trustees (the “Trustees”) who are not “interested persons” of the Fund as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) approved a new investment sub-advisory agreement among the Fund, First Trust and Sardis Group, LLC (the “Sub-Adviser” or “Sardis”) (the “New Sub-Advisory Agreement”), which would replace the Current Sub-Advisory Agreement and replace Angel Oak as the sub-adviser to the Fund. First Trust will pay Sardis’s sub-advisory fee out of First Trust’s advisory fee, and there will be no increase in the Fund’s aggregate fees as a result of Sardis’s appointment as the sub-adviser to the Fund. There will be no increase in the Fund’s aggregate fees, including the management fees payable to First Trust, as a result of the appointment of Sardis as the sub-adviser of the Fund.

The Board has determined to seek shareholder approval of the New Sub-Advisory Agreement at a special meeting of shareholders of the Fund (the “Special Meeting”). If approved by shareholders of the Fund, the New Sub-Advisory Agreement will become effective following the Special Meeting and will remain in effect for an initial two-year period. A copy of the New Sub-Advisory Agreement is included in this Proxy Statement as Exhibit A.

Question: What Proposal am I being asked to vote on?

Answer: At the Special Meeting, you will be asked to vote on the proposal to approve the New Sub-Advisory Agreement among the Fund, First Trust and Sardis to replace Angel Oak as the Fund’s sub-adviser; and any other business as may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

Question: Who is Sardis?

Answer: Sardis is a newly established registered investment adviser founded by Colin McBurnette and Sam Dunlap. Prior to May 31, 2024, both Mr. McBurnette and Mr. Dunlap were portfolio managers of the Fund at the Fund’s current sub-adviser. Sardis primarily focuses on structured credit products and related fixed income securities and loans, utilizing instruments which include but are not limited to agency and non-agency RMBS, CLOs, agency and non-agency CMBS, ABS, high-yield and investment-grade corporate bonds, ETFs and government securities.

Question: Why are you sending me this information?

Answer: You are receiving these proxy materials because you owned shares of the Fund as of June 16, 2025 (the “Record Date”) and have the right to vote on this very important Proposal concerning your investment.

Question: How does the proposed New Sub-Advisory Agreement differ from the Current Sub-Advisory Agreement?

Answer: The terms and conditions of the New Sub-Advisory Agreement are substantially similar to those under the Current Sub-Advisory Agreement. All material terms of the Current Sub-Advisory Agreement are being carried forward, with the only material change being the change in sub-adviser.

Question: Will the Fund’s contractual management fee rates increase?

Answer: No. The management fee rate for the Fund will not increase. First Trust pays the sub-advisory fees out of the management fees First Trust receives from the Fund.

Question: How does the Board recommend that I vote?

Answer: The Board recommends that you vote FOR the Proposal.

Question: What will happen if shareholders do not approve a Proposal?

Answer: Due to a prospective change in ownership of Angel Oak, the Current Sub-Advisory Agreement will terminate by its terms on or around August 1, 2025. If shareholders do not approve the New Sub-Advisory Agreement, Sardis will not serve as a sub-adviser to the Fund. First Trust will consider what further actions to take, including the appointment of another investment sub-adviser.

Question: Who is entitled to vote?

Answer: If you owned shares of the Fund as of the Record Date, you are entitled to vote.

Question: What vote is required to approve each Proposal?

Answer: The 1940 Act requires the Proposal to be approved by a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Special Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

Question: When and where will the Special Meeting be held?

Answer: The Special Meeting will be held at the offices of Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996 on July 24, 2025, at 10:00 a.m. Eastern Time.

Question: How do I vote my shares?

Answer: For your convenience, there are several ways you can vote:

•	In Person: Attend the Special Meeting as described in the Proxy Statement;

•	By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed, self-addressed, postage-paid envelope;

•	By Telephone: Call the toll-free number printed on the enclosed proxy card(s); or

•	By Internet: Access the website address printed on the enclosed proxy card(s).

Question: What happens if I sign and return my proxy card but do not mark my vote?

Answer: Your proxy will be voted in favor of the Proposal.

Question: May I revoke my proxy?

Answer: You may revoke your proxy at any time before it is exercised by giving notice of your revocation to the Fund in writing, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Special Meeting, requesting the return of your proxy and voting in person, as described in the Proxy Statement.

Question: Who will bear the costs related to this proxy solicitation?

Answer: The Fund will bear the costs related to the Special Meeting, including legal costs, the costs of retaining a proxy solicitor, and other expenses incurred in connection with the solicitation of proxies.

Question: Who can I call to obtain additional information about this Proxy Statement?

Answer: If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call the Adviser at 1-773-828-6700. Representatives are available Monday through Friday, 9:00 a.m. to 5:00 p.m. Central time.

First Trust Real Assets Fund

Class A Shares (FTRDX)

Class I Shares (FTREX)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

July 24, 2025

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board’) of the First Trust Real Assets Fund (the “Fund”). The proxies will be used at the special meeting of shareholders to be held at the offices of Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996, on July 24, 2025 at 10:00 a.m. Eastern Time (the “Special Meeting”) and any adjournment(s) thereof. This Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to shareholders on or about July 7, 2025 or as soon as practicable thereafter. The close of business on June 16, 2025 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Special Meeting. Each shareholder shall be entitled to one vote for each share (determined as of the Record Date) owned by such shareholder on any matter on which such shareholder is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Information on the Fund’s shares issued and outstanding is included in Exhibit B.

The Fund’s most recent annual and semi-annual reports to shareholders are available at no cost. You may view these reports at the Fund’s website at www.FirstTrustCapital.com. The information on the website is not incorporated by reference into this Proxy Statement and investors should not consider it a part of this Proxy Statement. You may also request a report by calling toll-free at (877) 779-1999.

It is expected that the solicitation of proxies will be primarily by mail. Supplementary solicitations may be made by mail, telephone, facsimile, Internet or personal contact by representatives of the Fund. EQ Fund Solutions (“EQ”), has been engaged to assist in the distribution and tabulation of proxies. The anticipated cost of such solicitation services is approximately $8,100. The costs associated with this Proxy Statement will be paid by the Fund.

Important Notice Regarding the Availability of Materials for the Shareholder Meetings to be Held on July 24, 2025. The proxy statement for the Special Meetings is available online at www.FirstTrustCapital.com.

INTRODUCTION

Since the Fund’s inception on May 2, 2022, First Trust Capital Management L.P. (formerly known as Vivaldi Asset Management, LLC) (“First Trust” or the “Advisor”), located at 225 West Wacker Drive, 21st Floor, Chicago, Illinois 60606, has served as the Fund’s investment adviser. Subject to the general supervision of the Board, First Trust is responsible for managing the Fund in accordance with the Fund’s investment objective and policies described in the Fund’s current Prospectus. First Trust has the ability to delegate day-to-day portfolio management responsibilities to one or more sub-advisers, and in that connection is responsible for making recommendations to the Board with respect to hiring, termination and replacement of any sub-adviser of the Fund.

First Trust seeks to achieve the Fund’s investment objective by managing a portion of the Fund’s assets directly and by delegating the management of a portion of Fund assets to a sub-adviser. First Trust retains overall supervisory responsibility for the general management and investment of the Fund’s portfolio and is responsible for selecting and determining the percentage of Fund assets to allocate to itself and the sub-adviser of the Fund. First Trust and the sub-adviser each will have discretion to invest its portion of the Fund’s assets as it deems appropriate, based on its particular philosophy, style, strategies and views. While the sub-adviser is subject to the oversight of First Trust, First Trust does not attempt to manage the day-to-day investments of the sub-adviser to the Fund.

Angel Oak Capital Advisors, LLC (“Angel Oak”), located at 3344 Peachtree Rd., Suite 1725, Atlanta, Georgia 30326, is registered with the SEC as an investment adviser and has served as the sub-adviser to the Fund since the Fund’s inception pursuant to a sub-advisory agreement among the Fund, First Trust and Angel Oak dated as of April 29, 2022, which was initially approved by the Board on March 8-9, 2022 and by the Fund’s initial shareholder prior to the effectiveness of the Fund’s registration statement (the “Current Sub-Advisory Agreement”). The Board recently approved the Current Sub-Advisory Agreement at a regularly scheduled Board meeting on March 4-5, 2025.

The Current Sub-Advisory Agreement will terminate on or around August 1, 2025, due to a prospective change of ownership of Angel Oak, which will result in an “assignment” and the automatic termination of the Current Sub-Advisory Agreement. In connection with the automatic termination of the Current Sub-Advisory Agreement, the Advisor has determined to replace Angel Oak with Sardis Group, LLC (the “Sub-Adviser” or “Sardis”) pursuant to a new sub-advisory agreement among the Fund, First Trust and Sardis (the “New Sub-Advisory Agreement”), subject to shareholder approval. If approved, Sardis will serve as the Fund’s sub-adviser.

The Advisor

First Trust acts as the investment adviser to the Fund pursuant to an investment management agreement (the “Investment Management Agreement”) with the Fund dated as of April 29, 2022, which was initially approved by the Board on March 8-9, 2022 and by the Fund's initial shareholder prior to the effectiveness of the Fund’s registration statement. The Board recently approved the Investment Management Agreement at a regularly scheduled Board meeting on March 4-5, 2025. The Advisor is an investment adviser registered with the SEC and provides investment advice to open-end and closed-end funds. As of March 31, 2025, the Advisor had approximately $8.8 billion in assets under management.

Pursuant to the Investment Management Agreement, the Fund is obligated to pay the Advisor an annual management fee equal to 1.35%, payable monthly, of the Fund’s net assets as of month-end, subject to certain adjustments, for the services and facilities it provides.

First Trust has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Advisor has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed 2.40% and 1.65% of the average daily net assets of Class A Shares and Class I Shares, respectively (the “Expense Limit”) through April 29, 2026. The Expense Limitation and Reimbursement Agreement may be terminated by the Fund or the Advisor upon 30 days’ written notice. Unless it is terminated, the Expense Limitation and Reimbursement Agreement automatically renews for consecutive one-year terms. For a period not to exceed three years from the date on which a Waiver is made, the Advisor may recoup amounts waived or assumed, provided they are able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (i) the expense limit in effect at the time of the waiver and (ii) the expense limit in effect at the time of the recoupment. Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 2.40% and 1.65% for the Class A Shares and Class I Shares, respectively.

For the fiscal year ended March 31, 2025, First Trust received $0 in net advisory fees from the Fund, representing 0% of the Fund’s average daily net assets. There will be no increase in advisory fees to the Fund and its shareholders in connection with the appointment of Sardis as the sub-adviser to the Fund.

There were no brokerage commissions paid by the Fund to affiliated brokers for the fiscal year ended March 31, 2025.

PROPOSAL 1

APPROVAL OF NEW SUB-ADVISORY AGREEMENT

Approval of Sardis as the Sub-Adviser to the Fund

At its special meeting held on June 25, 2025, the Board, including a majority of the trustees (the “Trustees”) who are not “interested persons” of the Fund as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) unanimously approved the replacement of Angel Oak, the current sub-adviser to the Fund, with Sardis, pursuant to the New Sub-Advisory Agreement, subject to the approval by the shareholders of the Fund. The Advisor recommended the retention of Sardis as the sub-adviser to the Fund because the Advisor believes that the extensive experience Sardis’s principals have in managing investment vehicles focused on the US structured credit and related markets, including sub-advising on the Fund previously when associated with Angel Oak, is in the best interests of shareholders. Sardis will focus on structured credit products and related fixed income securities and loans, utilizing instruments which include but are not limited to agency and non-agency RMBS, CLOs, agency and non-agency CMBS, ABS, high-yield and investment-grade corporate bonds, ETFs and government securities. . The Fund will continue to pursue an investment objective of long-term real return through current income and long-term capital appreciation.

No Trustees or officers of the Fund are officers, employees, directors, managers or members of Sardis. In addition, since the beginning of the Fund’s last fiscal year, no Trustee has had, directly or indirectly, a material interest in Sardis, any of Sardis’s parents or subsidiaries, or any subsidiaries of a parent of any such entities, and no Trustee has been a party to a material transaction or material proposed transaction to which Sardis, any of its parents or subsidiaries, or any subsidiaries of a parent of any such entities, was or is to be a party.

The New Sub-Advisory Agreement

The New Sub-Advisory Agreement is substantially similar to the Current Advisory Agreement. All material terms of the Current Sub-Advisory Agreement are being carried forward, with the only material change being the change in sub-adviser. The New Sub-Advisory Agreement provides that Sardis, subject to the supervision and oversight of the Advisor, will manage the investment and reinvestment of such portion of the assets of the Fund as the Advisor may from time to time allocate to Sardis for management.

The New Sub-Advisory Agreement provides that it will remain in effect for an initial period of two years, and thereafter for successive periods of one year only so long as the Board, including a majority of the Independent Trustees, specifically approves its continuance at least annually. The New Sub-Advisory Agreement would be subject to termination by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Fund, or by First Trust or the Sub-Adviser, upon sixty (60) days’ written notice and would terminate automatically in the event of its assignment and/or in the event of termination of the Fund’s Investment Management Agreement with First Trust.

The New Sub-Advisory Agreement generally provides that, absent willful misconduct, bad faith, gross negligence, or reckless disregard of obligations or duties under the New Sub-Advisory Agreement on the part of Sardis or any untrue statement of a material fact known to Sardis in certain materials pertaining to the Fund (or omission to state a material fact required to make the statements therein not misleading), Sardis would not be liable for any losses, claims, damages, liabilities or litigation incurred or suffered by First Trust or the Fund as a result of any error of judgment or mistake of law by Sardis under the New Sub-Advisory Agreement, except to the extent otherwise provided by law.

No arrangement or understanding was made in connection with the New Sub-Advisory Agreement with respect to the composition of the Board or the governing board of the Sub-Adviser or with respect to the selection or appointment of any person to any office with the Fund or the Sub-Adviser.

The New Sub-Advisory Agreement is attached as Exhibit A to this Proxy Statement. A copy of the New Sub-Advisory Agreement is on file with the SEC and available: (1) in person at the SEC’s Public Reference Room in Washington, D.C. (upon payment of any applicable fees); (2) by mail (Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520) or email (publicinfo@sec.gov) (upon payment of any applicable fees); or (3) on the EDGAR Database on the SEC’s internet website (www.sec.gov).

Fees Paid to the Sub-Adviser

Pursuant to the Current Sub-Advisory agreement, the Advisor pays Angel Oak a monthly sub-advisory fee with respect to the portion of the Fund’s assets managed by Angel Oak equal to 0.50% on an annualized basis of such sub-advised assets’ average daily net assets as of each month-end. The sub-advisory fee is paid by the Advisor out of the management fee it receives from the Fund and is not an additional charge to the Fund. For the fiscal year ended March 31, 2025, the aggregate sub-advisory fees paid by First Trust to Angel Oak was $13,550, or 0.07% of the Fund’s average daily net assets.

The fees paid to Sardis would be based on the assets that it is responsible for managing. Specifically, the New Sub-Advisory Agreement provides that the Advisor will pay the Sub-Adviser a monthly advisory fee with respect to the sub-advised assets equal to 0.45% of the sub-advised assets’ average daily net assets. The sub-advisory fee would be paid by the Advisor out of the management fee it receives from the Fund and would not be an additional charge to the Fund.

Information About Sardis

Sardis is a wholly owned subsidiary of Sardis Group Holdings, LLC. Sardis Group Holdings, LLC is owned and managed by Colin McBurnette and Sam Dunlap. Sardis is located at 4200 Northside Parkway, Building 4, Suite 300, Atlanta, Georgia 30327, which is the address of the following individuals who constitute the principal executive officers of Sardis. Colin Patrick McBurnette and Samuel Riley Dunlap III have a controlling interest in Sardis as members of Sardis Group Holdings, LLC, which is a limited liability company. Each of Mr. McBurnette’s and Mr. Dunlap’s principal occupation is their respective position at Sardis. As of June 13, 2025, Sardis had $373 million in assets under management.

Sardis’s Portfolio Management Team

The following individuals are jointly and primarily responsible for the day-to-day management of Sardis’s portion of the Fund:

SAM DUNLAP

Mr. Dunlap is Co-Founder and Managing Partner of Sardis Group. Mr. Dunlap worked at Angel Oak Capital Advisors (“Angel Oak”) from October 2009 until June 2024 serving most recently as a senior portfolio manager and the Chief Investment Officer, Public Strategies. In his capacity as Chief Investment Officer, Mr. Dunlap oversaw all investment related activities for a series of public funds and separately managed accounts. His responsibilities included risk positioning and allocation across all supervised products. Additionally, Mr. Dunlap held responsibility for investment policy statement design, portfolio allocation and implementation, credit and interest rate risk management, and reporting. Mr. Dunlap began his capital markets career in 2002 and has investment experience across multiple sectors of the fixed income market. Prior to joining Angel Oak, he spent six years marketing and structuring interest rate derivatives with SunTrust Robinson Humphrey where he focused on both interest rate hedging products and interest rate linked structured notes. Before SunTrust, Mr. Dunlap spent two years at Wachovia in Charlotte, North Carolina supporting the agency mortgage pass-through trading desk. He holds a B.A. degree in Economics from the University of Georgia.

COLIN MCBURNETTE

Mr. McBurnette is Co-Founder and Managing Partner of Sardis Group. Mr. McBurnette worked at Angel Oak from February 2012 until September 2024. He spent the period from August 2012-December 2023 on the investment team as an investment analyst, assistant portfolio manager, portfolio manager, and senior portfolio manager. Mr. McBurnette was a named portfolio manager on several funds managed by Angel Oak including a private fund, a series of mutual funds, ETFs and an interval fund. Additionally, Mr. McBurnette was a portfolio manager on a number of separately managed accounts advised by Angel Oak that ranged from the investment portfolio for a bank, an asset class specific mandate for a series of insurance companies, and a sub-advisory relationship for six public funds. Mr. McBurnette’s responsibilities across these accounts included investment policy statement design, portfolio allocation and implementation, pre-purchase analytics, credit selection, post-purchase monitoring, credit and interest rate risk management, trading, and reporting. Prior to Angel Oak, Mr. McBurnette worked for Prodigus Capital Management where he was responsible for the acquisition and management of their distressed debt portfolio, as well as the development of their proprietary financial technology platform. Previously, Mr. McBurnette worked in the Real Estate Capital Markets group for Wachovia Bank and Wells Fargo where he focused on risk management for their commercial real estate REPO lines. Mr. McBurnette holds B.B.A. degrees in Banking & Finance and Real Estate from the Terry College of Business at the University of Georgia.

Factors Considered by the Trustees and their Recommendation

The Board is recommending that shareholders vote to approve the New Sub-Advisory Agreement.

At a special meeting held on June 25, 2025, the Board, including the Independent Trustees, unanimously approved the New Sub-Advisory Agreement. The New Sub-Advisory Agreement will become effective upon the approval thereof by Fund shareholders. The Board determined to approve the New Sub-Advisory Agreement with Sardis primarily to address the termination of Angel Oak’s Current Sub-Advisory Agreement. The Fund had been sub-advised by Angel Oak pursuant to the Current Sub-Advisory Agreement that is expected to terminate on or around August 1, 2025, due to a prospective change of ownership of Angel Oak, which will result in an “assignment” and the automatic termination of the Current Sub-Advisory Agreement.

In advance of the June 25, 2025 special meeting, the Board requested and received materials from Sardis to assist them in considering the approval of the New Sub-Advisory Agreement. The Board did not consider any single factor as controlling in determining whether or not to approve the New Sub-Advisory Agreement, nor are the items described herein all-encompassing of the matters considered by the Board.

The Board engaged in a detailed discussion of the materials with management of Sardis. The Independent Trustees then met separately with independent counsel to the Independent Trustees for a full review of the materials. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the New Sub-Advisory Agreement.

Nature, Extent and Quality of Service

The Board reviewed and considered the nature and extent of the investment sub-advisory services to be provided by Sardis to the Fund under the New Sub-Advisory Agreement, including the selection of Fund investments. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by Sardis, including among other things, providing office facilities, equipment, and personnel. The Board also reviewed and considered the qualifications of the investment professionals, and other key personnel of Sardis who would provide investment advisory services to the Fund. The Board considered the fact that the founders of Sardis were previously portfolio managers at Angel Oak and served as sub-advisers to other funds managed by First Trust. The Board determined that Sardis’s investment professionals and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also took into account Sardis’s compliance policies and procedures. Based on their review, the Trustees concluded that the nature, extent and quality of services expected to be provided to the Fund under the New Sub-Advisory Agreement are satisfactory.

Performance

The Board noted that no historical performance was provided as the portfolio managers were not able to carry over their track records from prior firms. As a result, the Board considered the performance of First Trust funds managed by Sardis’s portfolio managers at a prior firm that have a similar investment objective and strategy to that which Sardis intends to use to manage a portion of the Fund. The Board concluded that the prior performance of the Sardis portfolio managers for First Trust funds for which they served as portfolio managers was satisfactory.

Fees and Expenses

The Board noted that the fees payable to Sardis under the New Sub-Advisory Agreement would be paid by the Advisor from the advisory fees that it receives from the Fund. The Board compared the advisory and sub-advisory fees in light of the respective services to be provided to the Fund by the Advisor and Sardis, respectively. The Board also reviewed information regarding the sub-advisory fees proposed to be charged by Sardis with respect to the Fund, and noted that the fee to be paid to Sardis was slightly less than the fee currently paid to Angel Oak. The Board concluded that the sub-advisory fees were reasonable and satisfactory in light of the services provided.

Economies of Scale

The Board reviewed the structure of the sub-advisory fee payable under the New Sub-Advisory Agreement. The Board considered the Fund’s sub-advisory fees and concluded that the fees were reasonable and satisfactory in light of the services to be provided. The Board acknowledged that the sub-advisory fee did not contain any breakpoints and economies of scale were not currently expected to develop until the Fund grew significantly. The Board also noted that the sub-advisory fee would be paid by First Trust.

Profitability of Sardis and Affiliates

The Board considered and reviewed information concerning the estimated costs to be incurred and profits to be realized by Sardis from its relationship with the Fund. The Board determined that the compensation to Sardis was reasonable and its financial condition was adequate.

Ancillary and Other Benefits to Sardis

The Board acknowledged that Sardis was not expected to receive any ancillary benefits other than reputational, marketing and relationship benefits from its sub-advisory relationship with the Fund. The Board noted that Sardis had no affiliations with the Fund’s transfer agent, fund accountant, custodian, or distributor and therefore, it does not derive any benefits from the relationships these parties have with the Fund.

Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded it would be in the best interest of the Fund and its shareholders to approve the New Sub-Advisory Agreement.

FOR THE REASONS SET FORTH ABOVE, THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE NEW SUB-ADVISORY AGREEMENT.

GENERAL INFORMATION

Required Vote

As provided under the 1940 Act, approval of the New Sub-Advisory Agreement will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. The shareholders of the Fund will vote together as a single class.

Who is Eligible to Vote

Shareholders of record of the Fund as of the close of business on June 16, 2025 (the “Record Date”) are entitled to vote at the Special Meeting and any adjournments thereof. Each whole share is entitled to one vote on the matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Special Meeting, will be voted according to the shareholder’s instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the proposal. If any other business comes before the Special Meeting, your shares will be voted at the discretion of the persons named as proxies.

Proposals by Shareholders

The Fund does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Under the Fund’s Amended and Restated Agreement and Declaration of Trust, special meetings of the shareholders may be called by the Trustees. To the extent required by the 1940 Act, special meetings of the shareholders for the purpose of removing one or more Trustees will be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of all classes entitled to vote.

Proxies, Quorum and Voting at the Special Meeting

Shareholders may use the proxy cards provided if they are unable to attend the Special Meeting in person or wish to have their shares voted by a proxy even if they do attend the Special Meeting. Any shareholder that has given a proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the Fund. The Fund’s secretary is Ms. Ann Maurer, and she may be reached at the following address: 235 West Galena Street, Milwaukee, Wisconsin 53212. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw a previously submitted proxy and vote in person.

All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on a received proxy, the persons named as proxies will vote the shares represented thereby in favor of the proposal described herein and will use their best judgment to vote on such other business as may properly come before the Special Meeting or any adjournment thereof.

Telephonic Voting. Shareholders may call the toll-free number listed on their proxy card to vote their shares. Shareholders will need to enter the control number set forth on their proxy cards and then will be prompted to answer a series of simple questions. The telephonic procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

Internet Voting. Shareholders may submit an “electronic” proxy over the Internet in lieu of returning each executed proxy card. In order to use this voting feature, shareholders should go to the site listed on their proxy card, which is also indicated on the shareholder’s proxy card and enter the control number set forth on the proxy card. Shareholders will be prompted to follow a simple set of instructions, which will appear on the website.

Quorum. The holders of one-third (33 1/3%) of the shares of the Fund present in person or represented by proxy and entitled to vote shall constitute a quorum for the transaction of business at the Special Meeting. For purposes of determining the presence of a quorum, abstentions will be counted as present, and broker “non- votes”, if applicable, will not be counted as present. Abstentions will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal. Broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will not count as votes cast.

If a quorum is not present at the Special Meeting, or if a quorum is present at a Special Meeting but sufficient votes to approve a proposal are not received, shareholders may vote to adjourn the Special Meeting in order to solicit additional proxies. Any adjournment may be held without the necessity of further notice. A shareholder vote may be taken on one or more proposals prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Special Meeting is adjourned to permit additional solicitation with respect to any other proposal.

Method of Solicitation and Expenses

Your vote is being solicited by the Board. The cost of soliciting proxies, including the costs related to the printing, mailing and tabulation of proxies and the fees of the proxy soliciting agent, will be borne by the Fund. The Fund has engaged EQ Fund Solutions (“EQ”), a professional proxy solicitation firm, to serve as the proxy soliciting and tabulation agent for the Special Meeting and estimates EQ’s fees to be approximately $8,100. Those fees include the costs associated with printing and mailing of the proxy materials and the costs associated with reimbursing brokerage firms and other financial intermediaries for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies. The Fund expects that the solicitation will be primarily by mail, but may also include telephone, electronic or other means of communication. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from the proxy soliciting agent asking you to vote.

Ownership of the Fund

As of the Record Date, the current Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund or any class of the Fund. Each person that, to the knowledge of the Fund, owned beneficially or of record 5% or more of the outstanding shares of the Fund as of the Record Date is listed in Exhibit C to this proxy statement.

Procedures for Shareholder Communications with the Board

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Trustee(s)) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Trustee(s)) and by sending the communication to the Fund’s address for the Trustee(s) at c/o The First Trust Real Assets Fund, 235 W. Galena Street, Milwaukee, Wisconsin 53212. Other Shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Other Business

While the Special Meeting has been called to transact any business that may properly come before it, the only matter that the Trustees intend to present is the matter stated in the attached Notice of the Special Meeting of Shareholders. However, if any additional matters properly come before the Special Meeting, and on all matters incidental to the conduct of the Special Meeting, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

OTHER MATTERS

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Fund who share a common address and who have not opted out of the householding process should receive a single copy of the proxy statement together with each proxy card. If you received more than one copy of the proxy statement, you may elect to household in the future; if you received a single copy of the proxy statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this proxy statement by calling 1 (877) 779-1999 or writing to the Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212.

Other Service Providers

UMB Fund Services, Inc. (“UMB”), located at 235 West Galena Street, Milwaukee, Wisconsin 53212, serves as the Fund’s administrator and provides administrative services to assist with the Fund’s operational needs, including performing all actions related to the issuance and repurchase of shares of the Fund. UMB also serves as the Fund’s transfer agent and registrar. UMB Bank, n.a., located at 1010 Grand Blvd., Kansas City, Missouri 64106, serves as Fund’s custodian. The Fund’s custodian is an affiliate of UMB, which serves as the Fund’s administrator.

Fiscal Year

The fiscal year-end of the Fund is March 31.

EXHIBIT A

SUB-ADVISORY AGREEMENT

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT, dated as of [           ], 2025 by and among First Trust Real Assets Fund (the “Fund”), First Trust Capital Management L.P. (the “Advisor”), and Sardis Group, LLC (the “Sub-Adviser”).

WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor;

WHEREAS, the Advisor has entered into an investment management agreement (the “Investment Management Agreement”) dated April 29, 2022 with the Fund, an investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”);

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Board of Trustees (each Board member individually a “Trustee” and together the “Trustees”) of the Fund and the Advisor desire to retain the Sub-Adviser to render investment advisory and other services to the Fund, in the manner and on the terms hereinafter set forth;

WHEREAS, the Advisor has the authority under the Investment Management Agreement with the Fund to retain sub-advisers; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Advisor and the Fund;

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and intending to be legally bound hereby, the Fund, the Advisor and the Sub-Adviser agree as follows:

1.	APPOINTMENT OF THE SUB-ADVISER

The Advisor hereby appoints the Sub-Adviser to act as an investment adviser for the Fund, subject to the supervision and oversight of the Advisor and the Trustees of the Fund, and in accordance with the terms and conditions of this Agreement.  The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Fund or the Advisor in any way or otherwise be deemed an agent of the Fund or the Advisor except as expressly authorized in this Agreement or another writing by the Fund, the Advisor and the Sub-Adviser.

2.	ACCEPTANCE OF APPOINTMENT

The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

The assets of the Fund will be maintained in the custody of a custodian (who shall be identified by the Advisor in writing).  The Sub-Adviser will not have custody of any securities, cash or other assets of the Fund and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reliance on instructions of the Sub-Adviser.

3.	SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE FUND

A.         As an investment adviser to the Fund, the Sub-Adviser shall, subject to the supervision and oversight of the Advisor, manage the investment and reinvestment of such portion of the assets of the Fund as the Advisor may from time to time allocate to the Sub-Adviser for management (the “Sub-Advised Assets”).

B.          As part of the services it will provide hereunder, the Sub-Adviser will:

(i)          obtain and evaluate, to the extent deemed necessary and advisable by the Sub-Adviser in its discretion, pertinent economic, statistical, financial, and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Sub-Advised Assets or are under consideration for inclusion in the Sub-Advised Assets;

(ii)         formulate and implement a continuous investment program for the Sub-Advised Assets as outlined in the Fund’s Registration Statement;

(iii)        take whatever steps are necessary to implement the investment program for the Sub-Advised Assets by arranging for the purchase and sale of securities and other investments, including issuing directives to the administrator of the Fund as necessary for the appropriate implementation of the investment program of the Sub-Advised Assets;

(iv)        keep the Trustees of the Fund and the Advisor fully informed in writing on an ongoing basis as agreed by the Advisor and the Sub-Adviser as to (1) all material facts concerning the investment and reinvestment of the Sub-Advised Assets and (2) the Sub-Adviser and its key investment personnel and operations, make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Advisor or the Trustees of the Fund; and attend meetings with the Advisor and/or the Trustees, as reasonably requested, to discuss the foregoing;

(v)         in accordance with procedures and methods established by the Trustees of the Fund, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets within the Sub-Advised Assets;

(vi)        provide any and all material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages, if appropriate, which are relevant to the Fund and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Sub-Advised Assets that may be reasonably necessary, under applicable laws, to allow the Fund or its agent to present information concerning the Sub-Adviser’s prior performance in the Fund’s Registration Statement and any permissible reports and materials prepared by the Fund;

(vii)       cooperate with and provide reasonable assistance to the Advisor, the Fund’s administrator, the Fund’s custodian and foreign custodians, the Fund’s transfer agent and pricing agents and all other agents and representatives of the Fund and the Advisor; keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Fund and the Advisor; provide prompt responses to reasonable requests made by such persons; and maintain any appropriate interfaces with each such person so as to promote the efficient exchange of information; and

(viii)      file any required reports with the SEC pursuant to Sections 13(f) and 13(g) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

C.          In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following:  (i) the Fund’s declaration of trust, by-laws and/or other governing instruments, as the same may be hereafter modified and/or amended from time to time (“Governing Documents”); (ii) the currently effective Registration Statement; (iii) the Investment Company Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Fund; (iv) the Fund’s compliance manual and other policies and procedures adopted from time to time by the Board of Trustees of the Fund; and (v) the instructions of the Advisor.  Prior to the commencement of the Sub-Adviser’s services hereunder, the Advisor shall provide the Sub-Adviser with current copies of any Governing Documents, Registration Statement, compliance manual and other relevant policies and procedures that are adopted by the Board of Trustees of the Fund.  The Advisor undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document.

D.          The Sub-Adviser, at its expense, will furnish:  (i) all necessary facilities (including office space, furnishings, and equipment) and personnel, including salaries, expenses and fees of any personnel required for the Sub-Adviser to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement.

E.          On occasions when the Sub-Adviser deems the purchase of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, allocation of the securities so purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner which the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.  The Advisor agrees that the Sub-Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Fund.  The Advisor also acknowledges that the Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Fund, and that the Sub-Adviser will carry out its duties hereunder together with its duties under such relationships.  Nothing in this Agreement shall be deemed to confer upon the Sub-Adviser any obligation to purchase or to recommend for purchase for the Fund any investment that the Sub-Adviser, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole and absolute discretion of the Sub-Adviser it is for any reason impractical or undesirable to take such action or make such recommendation for the Fund.

F.          The Sub-Adviser will maintain all accounts, books and records with respect to the Sub-Advised Assets as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder.

4.	COMPENSATION OF THE SUB-ADVISER

The Advisor will pay the Sub-Adviser a monthly advisory fee with respect to the Sub-Advised Assets equal to 0.45% of the Sub-Advised Assets’ average daily net assets. Except as may otherwise be prohibited by law or regulation (including, without limitation, any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive all or any portion of its advisory fee.

5.	LIABILITY AND INDEMNIFICATION

A.         Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Sub-Adviser nor any of its officers, directors, partners, members or employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Advisor or the Fund as a result of any error of judgment or mistake of law by the Sub-Adviser or its Affiliates with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser or its Affiliates for, and the Sub-Adviser shall indemnify and hold harmless the Fund, the Advisor, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Advisor Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Advisor Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in any Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon written information furnished to the Advisor or the Fund by the Sub-Adviser Indemnitees (as defined below) for use therein.

B.          Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Advisor, the Fund and their respective Affiliates shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Sub-Adviser as a result of any error of judgment or mistake of law by the Advisor, the Fund and their respective Affiliates with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Advisor for, and the Advisor shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Sub-Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Advisor in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in any Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Advisor that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Sub-Adviser or the Fund by the Advisor Indemnitees for use therein.

6.	REPRESENTATIONS OF THE ADVISOR

The Advisor represents, warrants and agrees that:

A.          The Advisor has been duly authorized by the Board of Trustees of the Fund to delegate to the Sub-Adviser the provision of investment services to the Fund as contemplated hereby.

B.          The Advisor has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Sub-Adviser with a copy of such code of ethics.

C.          The Advisor is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Advisor by applicable law and regulations.

D.          The Advisor (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Advisor from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.  The Advisor will also promptly notify the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

E.          The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Advisor or any of its Affiliates are a party.

7.	REPRESENTATIONS OF THE SUB-ADVISER

The Sub-Adviser represents, warrants and agrees that:

A.          The Sub-Adviser is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Sub-Adviser by applicable law and regulations.

B.          The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Advisor of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.  The Sub-Adviser will also promptly notify the Fund and the Advisor if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

C.          The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act and will provide the Advisor and the Board with a copy of such code of ethics, together with evidence of its adoption.  Within forty-five (45) days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the president,  Chief Compliance Officer or a vice-president of the Sub-Adviser shall certify to the Advisor that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation.  Upon the written request of the Advisor, the Sub-Adviser shall permit the Advisor, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and Rule 204A-1(b) and all other records relevant to the Sub-Adviser’s code of ethics.

D.          The Sub-Adviser has provided the Fund and the Advisor with a copy of its Form ADV Parts 1 and 2, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to the Fund and the Advisor at least annually.  Such amendments shall reflect all changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

E.           The Sub-Adviser will notify the Fund and the Advisor of any assignment of this Agreement or change of control of the Sub-Adviser, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Sub-Adviser, in each case prior to or promptly after, such change.  The Sub-Adviser agrees to bear all reasonable expenses of the Fund, if any, arising out of an assignment or change in control.

F.           The Sub-Adviser will promptly notify the Advisor of any financial condition that is likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

G.           The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage and, upon the written request of the Advisor, provide evidence of such insurance coverage to the Advisor.

H.          The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Sub-Adviser or any of its Affiliates are a party.

8.	PROXIES

The Sub-Adviser shall be solely responsible to vote all proxies received with respect to the Sub-Advised Assets, and shall take all necessary and reasonable steps with respect to corporate actions related to securities held or previously held as part of the Sub-Advised Assets. The Sub-Adviser shall not incur any liability to the Fund or the Advisor for failing to vote any proxies, or to take an action with respect to a corporate action, if it had not received such proxies or related communication on a timely basis.

9.	SUPPLEMENTAL ARRANGEMENTS

The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by such Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Fund that would constitute an assignment or require a written advisory agreement pursuant to the Investment Company Act.  Any compensation payable to such persons shall be the sole responsibility of the Sub-Adviser, and neither the Advisor nor the Fund shall have any obligations with respect thereto or otherwise arising under the Agreement.

10.	REGULATION

The Sub-Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

11.	RECORDS

The records relating to the services provided under this Agreement shall be the property of the Fund and shall be under its control; however, the Fund shall furnish to the Sub-Adviser such records and permit the Sub-Adviser to retain such records (either in original or in duplicate form) as the Sub-Adviser shall reasonably require in order to carry out its business.  In the event of the termination of this Agreement, such other records shall promptly be returned to the Fund by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain any such records that are required to be retained by it by law or regulation.  The Advisor and the Sub-Adviser shall keep confidential any information obtained in connection with their respective duties hereunder and shall disclose such information only if the Fund has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or otherwise required by law.

12.	DURATION OF AGREEMENT

This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved:  (i) by a vote of a majority of those Trustees of the Fund who are not “interested persons” (as defined in the Investment Company Act) of any party to this Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund’s outstanding voting securities. This Agreement shall continue in effect for a period of more than two (2) years from the date of its execution only so long as such continuance is specifically approved at least annually by the Board of Trustees provided that in such event such continuance shall also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

13.	TERMINATION OF AGREEMENT

This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days’ written notice to the Advisor and the Sub-Adviser, or by the Advisor or Sub-Adviser on sixty (60) days’ written notice to the Fund and the other party.  This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Management Agreement between the Advisor and the Fund is assigned (as defined in the Investment Company Act) or terminates for any other reason.  This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

14.	AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Fund (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

15.	ASSIGNMENT

Any assignment (as that term is defined in the Investment Company Act) of this Agreement made by the Sub-Adviser shall result in the automatic termination of this Agreement, as provided in Section 13 hereof.   Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder.

16.	ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to the Fund.

17.	HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

18.	NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or to such other address as specified in a notice duly given to the other party.  Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

For:	First Trust Capital Management L.P. 225 W. Wacker Drive, Suite 2160 Chicago, IL 60606 Phone: 773.828.6700 Fax: 847.386.2910

For: For:

First Trust Real Assets Fund

c/o UMB Fund Services, Inc.

Attn: Regulatory Administration

235 West Galena Street

Milwaukee, WI 53212

Facsimile: 414.299.2178

Telephone: 414.299.2000

Sardis Group, LLC

Attention: Managing Member

4200 Northside Parkway, Building 4, Suite 300

Atlanta, GA 30327

Phone: 404.282.5552

Email: colin@sardisgroup.com

19.	SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

20.	GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines, or any of the applicable provisions of the Investment Company Act.  To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

21.	INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act.  Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act.  In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

22.	THIRD PARTY BENEFICIARY

The Advisor and Sub-Adviser expressly agree that the Fund shall be deemed an intended third party beneficiary of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

FIRST TRUST CAPITAL MANAGEMENT L.P.

By:
Name:	Michael Peck
Title:	Chief Executive Officer

FIRST TRUST REAL ASSETS FUND

By:
Name:	Michael Peck
Title:	President

SARDIS GROUP, LLC

By:
Name:	Colin McBurnette
Title:	Managing Member

EXHIBIT B

NUMBER OF SHARES/INTERESTS OUTSTANDING AS OF THE RECORD DATE

Fund Name and Class	Number of Shares Outstanding as of June 16, 2025
First Trust Real Assets Fund
Class A	1,053.741
Class I	1,769,099.823
Total	1,770,153.564

EXHIBIT C

5% OR GREATER OWNERSHIP

The following table lists record owners and beneficial owners of 5% or more of the Shares as of June 16, 2025 (the “Record Date”).

Shareholder Name and Address	Percentage of Shares Owned as of the Record Date
First Trust Real Assets Fund – Class A Shares
Kathleen Longley 200 Jersey City, NJ 07303-9998	100%
First Trust Real Assets Fund – Class I Shares
Charles Schwab Co Inc. San Francisco, CA 94105	70.61%
First Trust Capital Partners LLC Wheaton, IL 60187	28.26%

As of the Record Date, the Trustees and officers of the Fund, either individually or as a group, owned less than 1% of the outstanding shares of the Fund.